                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                 ____________

                                   FORM 8-K

                                CURRENT REPORT

                                 ____________



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                Date of Report
             (Date of earliest event reported): September 27, 1997



                             BEI Electronics, Inc.
               ------------------------------------------------
            (Exact name of registrant as specified in its charter)


     Delaware                   0-17885                         71-0455756
-----------------       -----------------------            -------------------
(State of               (Commission File Number)           (IRS Employer
Incorporation)                                             Identification No.)


           83 Hobart Street, Hackensack, New Jersey            07601
          ---------------------------------------------------------------
               (Address of principal executive offices)        (Zip Code)


                                (201) 488-4960
          ----------------------------------------------------------
             (Registrant's telephone number, including area code)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On September 27, 1997, BEI Electronics, Inc. ("Electronics") distributed all of the issued and outstanding shares of Common Stock, par value $0.001 per share, of its wholly-owned subsidiary, BEI Technologies, Inc., a Delaware corporation ("Technologies"). The distribution ("Distribution") was made in the form of a dividend to holders of record of Electronics Common Stock at the close of business on September 24, 1997. Electronics shareholders of record were entitled to receive one share of Technologies Common Stock for each share of Electronics Common Stock owned. Technologies now owns two former wholly-owned subsidiaries of Electronics, BEI Sensors & Systems Company, Inc. and Defense Systems Company, Inc. As a result of the Distribution, Electronics no longer holds an interest in its former business as a manufacturer of electronic sensors and motion control products. As a result of the Distribution, Technologies is now an independent publicly-owned company.

     Electronics retained its business as an emerging manufacturer of diagnostic and therapeutic products focused on gynecology and women's health issues, which it carries out through its majority-owned subsidiary, BEI Medical Systems Company, Inc. ("Medical").

     In connection with the Distribution, Electronics and Technologies entered into a number of agreements including a Distribution Agreement, a Technology Transfer and License Agreement, an Assumption of Liabilities and Indemnity Agreement, a Trademark Assignment and Consent Agreement, a Corporate Services Agreement, an Agreement Regarding Certain Representations and Covenants and a Tax Allocation and Indemnity Agreement, copies of which are included as exhibits hereto. Additional information concerning Technologies and the Distribution is contained in Technologies' Registration Statement on Form 10, as amended (File 0-22799), filed under the Securities Exchange Act of 1934.

     On September 27, 1997, Richard M. Brooks, George S. Brown, C. Joseph Giroir, William G. Howard, Robert Mehrabian and Peter G. Paraskos resigned as members of Electronics' Board of Directors. Each of them, other than Mr. Paraskos, continues as a director of Technologies. On September 27, 1997, Ralph
M. Richart, a director of Medical, and Richard W. Turner, President and Chief Executive Officer and a Director of Medical, became members of Electronics's Board of Directors.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  PRO FORMA FINANCIAL INFORMATION

          PAGE NUMBER

               5. Introduction to Pro Forma Condensed Consolidated Financial Information

               5. Pro Forma Condensed Consolidated Balance Sheet as of June 28, 1997

               6. Pro Forma Condensed Consolidated Statement of Operations Nine Months ended June 28, 1997

               7. Pro Forma Condensed Consolidated Statement of Operations Year ended September 28, 1996

               8.   Notes to Pro Forma Condensed Consolidated Financial
                    Information

     (b)  EXHIBITS:

          EXHIBIT NO.

               2.1 Distribution Agreement between BEI Electronics, Inc. and BEI Technologies, Inc. dated as of September 26, 1997

               2.2 Corporate Services Agreement between BEI Technologies, Inc. and BEI Electronics, Inc. dated as of September 26, 1997

               2.3 Tax Allocation and Indemnity Agreement between BEI Electronics, Inc. and BEI Technologies, Inc. dated as of September 26, 1997

               2.4 Assumption of Liabilities and Indemnity Agreement between BEI Electronics, Inc. and BEI Technologies, Inc. dated as of September 26, 1997

               2.5 Technology Transfer and License Agreement by and between BEI Electronics, Inc. and BEI Technologies, Inc. dated as of September 26, 1997

               2.6 BEI Electronics, Inc. and BEI Technologies, Inc. dated as of Trademark Assignment and Consent Agreement by and between September 26, 1997

               2.7 Agreement Regarding Certain Representations and Covenants by and between BEI Electronics, Inc. and BEI Technologies, Inc. dated as of September 26, 1997

                             BEI ELECTRONICS, INC.

                        PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated balance sheet of BEI Electronics, Inc. ("Electronics") as of June 28, 1997 gives effect to the distribution of all issued and outstanding shares of common stock of its wholly owned subsidiary, BEI Technologies, Inc. ("Technologies"), to the common stockholders of Electronics on September 27, 1997 ("the Distribution") and related transactions as if the transactions had occurred as of June 28, 1997. The unaudited pro forma condensed consolidated statements of operations for the nine months ended June 28, 1997 and for the year ended September 28, 1996 give effect to the Distribution and related transactions as if the transactions had occurred at the beginning of the respective periods. The pro forma financial information is not necessarily indicative of the financial position or results of operations that would have occurred had the Distribution and related transactions been consummated at the beginning of the periods presented, nor is it necessarily indicative of future financial position or operating results.

                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)
                              AS OF JUNE 28, 1997
                                (IN THOUSANDS)

                                                                     PRO FORMA            PRO FORMA
                                                      HISTORICAL     ADJUSTMENTS         AS ADJUSTED
                                                      -----------    ------------        -----------
                         ASSETS
                         ------

Current assets.....................................     $ 55,672       ($49,018) (1)
                                                                          9,000  (2)
                                                                           (248) (3)         $15,406
Equipment, furniture and fixtures, net.............          788             --                  788
Other assets.......................................       45,312        (37,650) (1)           7,662
                                                        --------       --------  --          -------
     Total assets..................................     $101,772       ($77,916)             $23,856
                                                        ========       ========              =======

        LIABILITIES AND STOCKHOLDERS' EQUITY
        ------------------------------------

Current liabilities................................     $ 26,103       ($22,307)             $ 3,796
Long-term debt, less current portion...............           62             --                   62
Other liabilities..................................       18,802        (18,802) (1)
                                                                            359  (3)             359
Minority interest in consolidated subsidiary.......        1,539             --                1,539

STOCKHOLDERS' EQUITY

Common stock.......................................           10             (3) (1)               7
Additional paid-in capital.........................       35,928        (35,321) (1)              --
                                                                           (607) (3)              --
Retained earnings..................................       33,864        (15,771) (1)          18,093
Unearned restricted stock..........................       (1,286)         1,286  (1)              --
Treasury stock.....................................      (13,250)        13,250  (1)              --
                                                        --------       --------  --          -------
      Total stockholders' equity...................       55,266        (37,166)              18,100
                                                        --------       --------              -------
      Total liabilities and stockholders' equity...     $101,772       ($77,916)             $23,856
                                                        ========       ========              =======

                            See accompanying notes.

                             BEI ELECTRONICS, INC.

                              PRO FORMA CONDENSED
                     CONSOLIDATED STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                    FOR THE NINE MONTHS ENDED JUNE 28, 1997
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                          PRO FORMA           PRO FORMA
                                                                          HISTORICAL     ADJUSTMENTS         AS ADJUSTED
                                                                          -----------    ------------        ------------
Net Sales..............................................................    $ 7,606        $  --                $7,606
Cost of Sales..........................................................      4,426           --                 4,426
                                                                           -------        -----               -------
                                                                             3,180           --                 3,180
Selling, general and administrative expense............................      6,012          357  (4)            6,369
Research, development and related expenses.............................      1,380           --                 1,380
                                                                           -------        -----               -------
                                                                             7,392          357                 7,749
                                                                           -------        -----               -------
Loss from operations...................................................     (4,212)        (357)               (4,569)
Other income...........................................................        128           --                   128
Interest expense.......................................................        (53)          --                   (53)
                                                                           -------        -----               -------
Loss before income taxes...............................................     (4,137)        (357)               (4,494)
Income taxes (benefit).................................................     (1,422)        (121) (4)           (1,543)
                                                                           -------        -----               -------
Loss from continuing operations........................................     (2,715)       ($236)              ($2,951)
Income from discontinued operations, net of income taxes...............      3,183        =====               =======
                                                                           -------
Net income.............................................................    $   468
                                                                           =======
Earnings(loss) from continuing operations per common and common
    equivalent share...................................................     ($0.38)                            ($0.42)
Earnings from discontinued operations per common and common equivalent
    share..............................................................       0.45
                                                                           -------
Earnings per common and common equivalent share........................    $  0.07
                                                                           =======
Shares used in per share computations..................................      7,131                              7,021
                                                                           =======                            =======

                            See accompanying notes.

                      BEI ELECTRONICS PRO FORMA CONDENSED
                     CONSOLIDATED STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                     FOR THE YEAR ENDED SEPTEMBER 28, 1996
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                          PRO FORMA           PRO FORMA,
                                                                          HISTORICAL     ADJUSTMENTS         AS ADJUSTED
                                                                          -----------    ------------        ------------
Net Sales............................................................      $ 9,357        $  --               $ 9,357
Cost of Sales........................................................        5,792           --                 5,792
                                                                           -------        -----               -------
                                                                             3,565           --                 3,565
Selling, general and administrative expenses.........................        6,517          477  (4)            6,994
Research, development and related expenses...........................        1,328           --                 1,328
                                                                           -------        -----               -------
                                                                             7,845          477                 8,322
                                                                           -------        -----               -------
Loss from operations.................................................       (4,280)        (477)               (4,757)
Other income.........................................................          324           --                   324
Interest expense.....................................................         (110)          --                  (110)
                                                                           -------        -----               -------
Loss before income taxes.............................................       (4,066)        (477)               (4,543)
Income taxes (benefit)...............................................       (1,384)        (162) (4)           (1,546)
                                                                           -------        -----               -------
Loss from continuing operations......................................       (2,682)       ($315)              ($2,997)
Income from discontinued operations, net of income taxes.............        4,571        =====                ======
                                                                           -------
Net income...........................................................      $ 1,889
                                                                           =======

Earnings (loss) from continuing operations per common and common
 equivalent share....................................................       ($0.37)                            ($0.43)
                                                                                                              =======
Earnings from discontinued operations per common and common
 equivalent share....................................................      $  0.64
                                                                           -------
Earnings per common and common equivalent share......................      $  0.27
                                                                           =======
Shares used in per share computations................................        7,108                              6,926
                                                                           =======                            =======

                            See accompanying notes.

                             BEI ELECTRONICS, INC.

                   NOTES TO PRO FORMA FINANCIAL INFORMATION


The unaudited pro forma condensed consolidated balance sheet as of June 28, 1997 and the unaudited pro forma condensed consolidated statements of operations for the nine months ended June 28, 1997 and for the year ended September 28, 1996, give effect to the following adjustments:

(1) Reflects the distribution of all of the issued and outstanding common stock of Technologies to the common stockholders of Electronics.

(2) Reflects the receipt by Electronics of $9.0 million in cash as repayment of a portion of amounts owed to Electronics by BEI Sensors & Systems Company, Inc. (a wholly owned subsidiary of Technologies). Also gives effect to the assumption by Technologies of net intercompany obligations payable by Electronics to BEI Sensors & Systems, Inc. and Defense Systems Company, Inc. (wholly owned subsidiaries of Technologies).

(3) Gives effect to the establishment of a valuation allowance for certain deferred tax assets of Electronics. The valuation allowance was not required prior to the Distribution because Technologies was included in a consolidated group with Electronics for federal income tax purposes. Taxable income of Technologies has been available to offset operating losses and the reversal of timing differences related to the deferred tax assets of Electronics. The charge related to the establishment of the valuation allowance will be recorded by Electronics in the consolidated statement of operations for the quarter ended September 28, 1997.

(4) Reflects estimated additional recurring general and administrative expenses that would have been incurred had Electronics been a stand alone public company, including fees for managerial services under the Corporate Services Agreement with Technologies, and insurance, legal, accounting, directors' fees and other costs of which a portion will no longer be allocated to Technologies. Also, gives effect to the related pro forma income tax benefit of such costs.

The pro forma condensed consolidated statements of operations include income tax benefits from operating losses of Electronics. These tax benefits accrued to Electronics as a result of the inclusion of taxable income from Technologies in the companies' consolidated federal income tax returns. Operating losses generated by Electronics in fiscal years 1998 and 1999 will also result in federal income tax benefits as a result of loss carrybacks against consolidated taxable income from fiscal years 1997 and 1996 (to the extent consolidated taxable income from such years is not exceeded by losses in fiscal 1998 and
1999). For periods subsequent to fiscal 1999, the carryback of such losses will not be available under the two year carryback limitation, and as a result, no income tax benefit from any operating losses of Electronics would be recorded in its consolidated statement of operations.

Historical earnings per common and common equivalent share is computed based on the weighted average number of shares of common and common stock equivalents (using the treasury stock method) outstanding during the period. Pro forma loss from continuing operations per common share is based on the weighted average number of shares of common stock outstanding; common stock equivalents are excluded from the computation because their inclusion would be antidilutive.

The pro forma effects of the Distribution and related transactions on the consolidated financial statements of Electronics are based on management's estimates, which are subject to revision when actual amounts are determined. The actual effects of the transactions will be recorded in the consolidated financial statements of Electronics which will be included in its Annual Report on Form 10-K for the year ended September 28, 1997.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  BEI ELECTRONICS, INC.



Dated:  October 10, 1997          By:  /s/ Thomas W. Fry
                                     --------------------------------------
                                      Thomas W. Fry
                                      Vice President, Finance and Administration
                                      Chief Financial Officer

                               INDEX TO EXHIBITS



                                                                  PAGE NUMBER
EXHIBIT                                                         IN SEQUENTIALLY
NUMBER                       DESCRIPTION                        NUMBERED VERSION
    2.1   Distribution Agreement between BEI Electronics,            12
          Inc. and BEI Technologies, Inc. dated as of
          September 26, 1997

    2.2   Corporate Services Agreement between BEI                   41
          Electronics, Inc. and BEI Technologies, Inc. dated
          as of September 26, 1997

    2.3   Tax Allocation and Indemnity Agreement between             46
          BEI Electronics, Inc. and BEI Technologies, Inc.
          dated as of September 26, 1997

    2.4   Assumption of Liabilities and Indemnity                    59
          Agreement between BEI Electronics, Inc. and BEI
          Technologies, Inc. dated as of September 26, 1997

    2.5   Technology Transfer and License Agreement by               72
          and between BEI Electronics, Inc. and BEI
          Technologies, Inc. dated as of September 26, 1997

    2.6   Trademark Assignment and Consent Agreement by              84
          and between BEI Electronics, Inc. and BEI
          Technologies, Inc. dated as of September 26, 1997

    2.7   Agreement Regarding Certain Representations and            98
          Covenants by and between BEI Electronics, Inc.
          and BEI Technologies, Inc. dated as of
          September 26, 1997